DELAWARE GROUP(R) EQUITY FUNDS III

Delaware American Services Fund
Delaware Small Cap Growth Fund
Delaware Trend(R) Fund
(each, a "Fund" and collectively, the "Funds")

Supplement to the Funds' Prospectuses
dated October 28, 2008

The following replaces the information in the section "Who manages the Fund - Portfolio managers."

Portfolio managers

Marshall T. Bassett has primary responsibility for making day-to-day investment decisions for the Fund. When making investment decisions for the Fund, Mr. Bassett regularly consults with Barry S. Gladstein, Christopher M. Holland, Rudy D. Torrijos III, Michael S. Tung, and Lori P. Wachs.

Marshall T. Bassett, Senior Vice President, Chief Investment Officer - Emerging Growth Equity
Marshall T. Bassett leads the firm's Emerging Growth Equity team, which focuses on small-, mid-, and smid-cap investment products and strategies. Before taking over leadership of the Emerging Growth Equity team, Bassett spent eight years as a portfolio manager and analyst, focusing on consumer and retail stocks in the growth area. Prior to joining Delaware Investments in 1997, he worked for eight years at Morgan Stanley Asset Management Group, where he most recently served as a vice president in its Emerging Growth group, analyzing small-cap companies. Before that, he worked at a community bank in Hopkinsville, Ky., which eventually became part of The Sovran Bank and Trust Company. He received his bachelor's degree from Duke University and an MBA from The Fuqua School of Business at Duke University. Bassett is a member of The Fuqua School's alumni board.

Barry S. Gladstein, CFA, Vice President, Portfolio Manager
Barry S. Gladstein is a portfolio manager in the energy, industrials, and materials sector of the firm's Emerging Growth Equity team. Prior to joining Delaware Investments in 1995, he was director of operational planning at CIGNA Corporation from 1991 to 1995 and a senior accountant with Arthur Young. He holds a bachelor's degree from Binghamton University and an MBA from The Wharton School of the University of Pennsylvania, and he is a member of the CFA Society of Philadelphia.

Christopher M. Holland, Vice President, Portfolio Manager
Christopher M. Holland, who joined Delaware Investments in 2001, is a portfolio manager in the business and financial services sector of the firm's Emerging Growth Equity team. Prior to joining Delaware Investments, Holland worked for three years as a municipal fixed income analyst at BlackRock and in private client services at J.P. Morgan Chase for another year. Holland holds a bachelor's degree in economics from the University of Delaware and an MBA with a concentration in finance from Villanova University.

Rudy D. Torrijos III, Vice President, Portfolio Manager
Rudy D. Torrijos joined Delaware Investments in July 2005, where he serves as a portfolio manager with a focus on the technology sector for the firm's Emerging Growth Equity team. He spent the prior two years as a technology analyst at Fiduciary Trust, where he was responsible for sector management of technology stocks for small-cap equity products. From 1997 to 2002 he worked for Neuberger Berman Growth Group, first as an analyst and then as fund manager. Torrijos worked as a technology analyst at Hellman Jordan Management for three years, and he began his career as a marketing/strategic financial planning analyst at Unocal in Los Angeles. Torrijos attended Harvard University, where he graduated with a bachelor's degree in applied mathematics/economics.

Michael S. Tung, M.D., Vice President, Portfolio Manager, Equity Analyst
Michael S. Tung, M.D., handles research and analysis and portfolio management in the healthcare sector for the firm's Emerging Growth Equity team. Prior to joining Delaware Investments in November 2006 as an equity analyst covering the technology and healthcare sectors for the firm's Emerging Markets team, he worked for 20 months as a vice president at the Galleon Group, performing fundamental research in the medical technology and biotechnology sectors. From late 2003 to 2005 he was an analyst responsible for investing in healthcare equities for Hambrecht & Quist Capital Management, and he spent most of 2003 as a junior analyst for Durus Capital Management. He began his professional career in the medical field from 2001 to the beginning of 2003, first as a physician at the Lemuel Shattuck Hospital of the Tufts University School of Medicine and then as an anesthesiologist at Beth Israel Deaconess Medical Center at the Harvard Medical School. Dr. Tung received bachelor's degrees in economics and biology, summa cum laude, from George Washington University, where he spent a year at Oxford University in England as one of only three students awarded the Pembroke College Scholarship. He earned his medical doctorate and an MBA from the Tufts University School of Medicine. Dr. Tung is also a licensed physician in the commonwealth of Massachusetts.

Lori P. Wachs, CFA, Vice President, Portfolio Manager
Lori P. Wachs is a portfolio manager and analyst for the consumer sector in the firm's Emerging Growth Equity group. She joined Delaware Investments in 1992 after serving in the equity-risk arbitrage department of Goldman Sachs from 1990 to 1992. She holds a bachelor's degree in economics from The Wharton School of the University of Pennsylvania.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of Fund shares.

Please keep this supplement for future reference.

This Supplement is dated January 13, 2009.